UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2020

ATLAS TECHNICAL CONSULTANTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38745	83-0808563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13215 Bee Cave Parkway, Building B, Suite 230

Austin, Texas 78738

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (512) 851-1501

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ATCX	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A common stock	ATCXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On August 11, 2020, Atlas Technical Consultants, Inc. (the “Company”) announced that it has launched a public offering (the “Offering”) of 6,250,000 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”). The shares are being registered on a registration statement on Form S-1 (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”). Of the 6,250,000 shares of Class A common stock to be sold in the Offering, the Company is offering 5,000,000 shares and the selling stockholder named in the Registration Statement (the “Selling Stockholder”) is offering 1,250,000 shares. Additionally, the Selling Stockholder intends to provide the underwriters a 30-day option to purchase up to 937,500 additional shares of the Class A common stock.

The Company issued a press release announcing the launch of the Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information contained in this Current Report, including the exhibits hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the other securities of the Company. The information furnished in this Item 7.01, and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Item 8.01	Other Items.

On February 14, 2020, the Company completed the previously announced transactions contemplated by the Unit Purchase Agreement, dated as of August 12, 2019, as amended on January 22, 2020 (the “Purchase Agreement”), referred to herein as the “business combination.”

In connection with the consummation of the business combination, the Company filed a Current Report on Form 8-K to provide, among other things, the unaudited pro forma condensed combined financial information of the Company. On April 17, 2020, the Company filed a Form 8-K to provide updated unaudited pro forma condensed combined financial information of the Company. This Form 8-K is being filed by the Company solely to provide additional disclosures required by Rule 3-05 and Article 11 of Regulation S-X.

This Current Report on Form 8-K provides the following additional financial information:

●	Unaudited Pro Forma Condensed Combined Statement of Operations of the Company for the six months ended June 30, 2020 and year ended December 31, 2019, to give pro forma effect to the Business Combination, equity financing and debt financing as if they had been completed on January 1, 2019, which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Atlas Technical Consultants, Inc. press release, dated August 11, 2020.
99.2	The Unaudited Pro Forma Condensed Combined Statement of Operations of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLAS TECHNICAL CONSULTANTS, INC.

	By:	/s/ L. Joe Boyer
Dated: August 11, 2020		Name:	L. Joe Boyer
		Title:	Chief Executive Officer

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